P&D Draft
                                                                          5/3/01





                 TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT

                                     between

                                WMECO FUNDING LLC

                                   Note Issuer

                                       and

                     WESTERN MASSACHUSETTS ELECTRIC COMPANY

                                     Seller

                            Dated as of May 17, 2001

         This TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT, dated as of May 17, 2001, is between WMECO Funding LLC, a Delaware limited liability company (the "NOTE ISSUER"), and Western Massachusetts Electric Company, a Massachusetts corporation (together with its successors in interest to the extent permitted hereunder, the "SELLER").


                                    RECITALS

         WHEREAS, the Note Issuer desires to purchase the Transition Property (as defined herein) created pursuant to the Statute and the Financing Order (each as defined herein); and

         WHEREAS, the Seller is willing to sell the Transition Property to the
Note Issuer.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of May 17, 2001 between Western Massachusetts Electric Company, as Administrator, and the Note Issuer, as amended and supplemented from time to time.

         "AGENCIES" means, collectively, the Massachusetts Development Finance Agency and the Massachusetts Health and Educational Facilities Authority.

         "AGREEMENT" means this Transition Property Purchase and Sale Agreement, as amended and supplemented from time to time.

         "AUTHORIZED OFFICER" means an officer of the Seller listed on the list of Authorized Officers delivered by the Seller to the Note Trustee and the Certificate Trustee on the date of issuance of the Certificates (as such list may be modified or supplemented by the Seller from time to time).

         "BACK-UP SECURITY INTEREST" has the meaning specified in Section 2.01.

         "BASIC DOCUMENTS" means, collectively, this Agreement, the Note Indenture, the Declaration of Trust, the Certificate Indenture, the Servicing Agreement, the Administration Agreement, the Note Purchase Agreement, the Underwriting Agreement and the Fee and Indemnity Agreement.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Boston, Massachusetts, Hartford, Connecticut or Wilmington, Delaware are authorized or obligated by law, regulation or executive order to remain closed.

         "CAPITAL SUBACCOUNT" has the meaning specified in Section 8.02(a) of the Note Indenture.

         "CERTIFICATE INDENTURE" means the Certificate Indenture dated as of May 17, 2001, between the Certificate Issuer and the Certificate Trustee, as amended and supplemented from time to time.

         "CERTIFICATE TRUSTEE" means the Person acting as trustee under the Certificate Indenture.

         "CERTIFICATEHOLDERS" has the meaning specified in Section 1.01(a) of the Certificate Indenture.

         "CERTIFICATES" means the Massachusetts RRB Special Purpose Trust WMECO-1 Rate Reduction Certificates issued under the Certificate Indenture.

         "CLOSING DATE" means May 17, 2001.

         "COLLECTION ACCOUNT" has the meaning specified in Section 8.02(a) of the Note Indenture.

         "CORPORATE TRUST OFFICE" has the meaning specified in Section 1.01(a) of the Note Indenture.

         "CUSTOMERS" means all of Seller's customers or ratepayers taking the delivery, transmission, distribution, back-up, maintenance, emergency and any other delivery or energy service provided by Seller to customers within the territory in which it serves customers, regardless of any such customer's source of electric power.

         "DATE OF BREACH" means, with respect to the repurchase obligation specified in Section 5.01(b), the date of a breach of a representation or warranty that triggers such repurchase obligation.

         "DECLARATION OF TRUST" means the Declaration of Trust dated as of May 15, 2001, among the Agencies and the Delaware Trustee, as amended and supplemented from time to time.

         "DELAWARE TRUSTEE" means the Person acting as trustee under the Declaration of Trust.

         "DTE" means the Massachusetts Department of Telecommunications and Energy and any successor thereto.

         "DTE REGULATIONS" has the meaning specified in Section 1.01 of the Servicing Agreement.

         "FEE AND INDEMNITY AGREEMENT" means the Fee and Indemnity Agreement dated as of May 17, 2001 among the Note Issuer, the Delaware Trustee, the Certificate Trustee, the Trust and the Agencies, as amended and supplemented from time to time.

         "FINANCING ORDER" means the order of the DTE, DTE-00-40 , issued on February 7, 2001.

         "FITCH" means Fitch, Inc. or its successor.

         "GRANT" means mortgage, pledge, collaterally assign and grant a lien upon and a security interest in. A Grant of any agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting Person thereunder, the immediate and continuing right to claim for, collect, receive and give receipts for payments in respect of and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting Person or otherwise, and generally to do and receive anything that the Granting Person is or may be entitled to do or receive thereunder with respect thereto.

         "INDEMNIFIED PERSON" has the meaning specified in Section 5.01(c),
Section 5.01(d), Section 5.01(e) or in Section 5.01(h), for the purposes set forth therein.

         "INDEPENDENT" has the meaning specified in Section 1.01(a) of the Note Indenture.

         "ISSUANCE ADVICE LETTER" means the initial Issuance Advice Letter, dated May 2001, filed with the DTE by the Seller pursuant to the Financing Order.

         "ISSUANCE DATE" has the meaning specified in Section 2.01(c)(i) of the
Note Indenture.

         "LIEN" means a security interest, lien, charge, pledge or encumbrance of any kind.

         "LOSSES" has the meaning specified in Section 5.01(e).

         "MOODY'S" means Moody's Investors Service, Inc. or its successor.

         "NOTE INDENTURE" means the Note Indenture dated as of May 17, 2001, between the Note Issuer and the Note Trustee, as amended and supplemented from time to time.

         "NOTE ISSUER" has the meaning set forth in the preamble of this Agreement.

         "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement dated as of May 17, 2001 between the Note Issuer and the Trust, as amended and supplemented from time to time.

         "NOTE REGISTER" has the meaning specified in Section 2.05 of the Note Indenture.

         "NOTE TRUSTEE" means the Person acting as trustee under the Note Indenture.

         "NOTEHOLDER" or "HOLDER" means the Person in whose name a Note is registered on the Note Register.

         "NOTES" means the WMECO Funding LLC Notes issued under the Note Indenture.

         "OFFICER'S CERTIFICATE" means a certificate signed by the chairman of the board, the chief executive officer, the president, the vice chairman of the board, any vice president, the treasurer, any assistant treasurer, the clerk, any assistant clerk, the controller or the finance manager of the Seller.

         "OPERATING EXPENSE" has the meaning specified in Section 1.01(a) of the
Note Indenture.

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

         "OPINION OF COUNSEL" means one or more written opinions of counsel who may be an employee of or counsel to the party providing such opinion of counsel, which counsel shall be reasonably acceptable to the party receiving such opinion of counsel.

         "OUTSTANDING AMOUNT" has the meaning specified in Section 1.01(a) of the Note Indenture.

         "OVERCOLLATERALIZATION SUBACCOUNT" has the meaning specified in Section 8.02(a) of the Note Indenture.

         "PERSON" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "RATING AGENCIES" means, collectively, S&P, Moody's and Fitch.

         "REPURCHASE DATE" means the date that is five Business Days after the date that is (i) if the terms of Section 5.01(b)(i)(A) and Section 5.01(b)(i)(B)(2) are applicable, two Business Days after the Date of Breach if the Seller fails to make the deposit required by Section 5.01(b)(i)(B)(2) or 90 days after the Date of Breach if the Seller makes the deposit required by
Section 5.01(b)(i)(B)(2); (ii) if the terms of Section 5.01(b)(ii) are applicable, 90 days after the Date of Breach; and (iii) if the terms of Section 5.01(b)(i)(A) and Section 5.01(b)(i)(B)(1) are applicable, 90 days after the Date of Breach.

         "REPURCHASE PRICE" has the meaning specified in Section 5.01(b)(i).

         "REQUIRED OVERCOLLATERALIZATION LEVEL" has the meaning specified in
Section 1.01(a) of the Note Indenture.

         "RTC CHARGE" means the portion (which may become all) of the Seller's Transition Charge designated pursuant to the Financing Order as the RTC Charge, as the same may be adjusted from time to time as provided in the Financing Order, and may in the future include a pro rata component of any exit fee collected pursuant to Section 1G(g) of Chapter 164 of the Massachusetts General Laws.

         "RTC CHARGE COLLECTIONS" has the meaning specified in Section 1.01 of the Servicing Agreement.

         "SELLER" has the meaning set forth in the preamble of this Agreement.

         "SERVICER DEFAULT" means an event specified in Section 7.01 of the Servicing Agreement.

         "SERVICING AGREEMENT" means the Transition Property Servicing Agreement dated as of May 17, 2001 between Western Massachusetts Electric Company, as Servicer, and the Note Issuer, as amended and supplemented from time to time.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or its successor.

         "STATUTE" means Chapter 164 of the Massachusetts Acts of 1997, entitled An Act Relative to Restructuring the Electric Utility Industry in the Commonwealth, Regulating the Provision of Electricity and Other Services, and Promoting Enhanced Consumer Protections Therein.

         "TRANSITION CHARGE" means the "Transition Charge" as defined in the Statute and referred to as the Seller's "Transition Charge" in Western Massachusetts Electric Company's Restructuring Order, DTE Docket No. 97-120 and subsequent filings with the DTE pursuant thereto.

         "TRANSITION PROPERTY" means the transition property that exists under Order 7 of the Financing Order.

         "TRUST" or "CERTIFICATE ISSUER" means Massachusetts RRB Special Purpose Trust WMECO-1, a Delaware business trust.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "UNDERWRITING AGREEMENT" means the Underwriting Agreement dated as of May [__], 2001 among Western Massachusetts Electric Company, the Note Issuer and the underwriters named therein.

         Section 1.02.   OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.


                                   ARTICLE 2

                        CONVEYANCE OF TRANSITION PROPERTY

         Section 2.01. CONVEYANCE OF TRANSITION PROPERTY. In consideration of the Note Issuer's delivery to or upon the order of the Seller of $__________, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Note Issuer, WITHOUT RECOURSE OR WARRANTY, except as specifically set forth herein, all right, title and interest of the Seller in and to the Transition Property (such sale, transfer, assignment, setting over and conveyance of the Transition Property includes, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, payments, money or proceeds of or arising from the RTC Charge pursuant to the Financing Order) and copies of all books and records related thereto.

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

Such sale, transfer, assignment, setting over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 1H(f)(1) of Chapter 164 of the Massachusetts General Laws, shall be treated as an absolute transfer of all of the Seller's right, title and interest in (as in a true sale), and not as a pledge or other financing of, the Transition Property. If such sale, transfer, assignment, setting over and conveyance is held by any court of competent jurisdiction not to be a true sale as provided in Section 1H(f)(1) of Chapter 164 of the Massachusetts General Laws, then such sale, transfer, assignment, setting over and conveyance shall be treated as the creation of a security interest in the Transition Property and, without prejudice to its position that it has absolutely transferred all of its rights in the Transition Property to the Note Issuer, the Seller hereby Grants to the Note Issuer a security interest in the Transition Property (including, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, payments, money or proceeds of or arising from the RTC Charge pursuant to the Financing Order) to secure a payment obligation incurred by the Seller in respect of the amount paid by the Note Issuer to the Seller pursuant to this Agreement (the "Back-Up Security Interest"). Such sale, transfer, assignment, setting over and conveyance of the Transition Property includes the right to use the Seller's computer software system to access and create copies of all books and records related to the Transition Property.


                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Subject to Section 3.09 hereof, the Seller makes the following representations and warranties, as of the Closing Date, on which the Note Issuer has relied in acquiring the Transition Property.

         Section 3.01. ORGANIZATION AND GOOD STANDING. The Seller is duly organized and validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts, with the requisite corporate power and authority to own its properties as such properties are currently owned and to conduct its business as such business is now conducted by it, and has the requisite corporate power and authority to own the Transition Property.

         Section 3.02. DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify or obtain such licenses and approvals would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues or properties).

         Section 3.03. POWER AND AUTHORITY. The Seller has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller.

         Section 3.04. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors' or secured parties' rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

         Section 3.05. NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not:
(i) conflict with or result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of organization or by-laws of the Seller, or any material indenture, agreement or other instrument to which the Seller is a party or by which it is bound; (ii) result in the creation or imposition of any Lien upon any of the Seller's properties pursuant to the terms of any such indenture, agreement or other instrument (other than any Lien that may be granted under the Basic Documents or any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws); or (iii) violate any existing law or any existing order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

         Section 3.06. NO PROCEEDINGS. There are no proceedings pending and, to the Seller's knowledge, there are no proceedings threatened and, to the Seller's knowledge, there are no investigations pending or threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties involving or relating to the Seller or the Note Issuer or, to the Seller's knowledge, any other Person: (i) asserting the invalidity of this Agreement, any of the other Basic Documents, the Notes, the Certificates, the Statute or the Financing Order, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to adversely affect the federal or state income tax classification of the Notes or the Certificates as debt.

         Section 3.07. APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement and post closing filings required under federal securities law in connection therewith.

         Section 3.08.   THE TRANSITION PROPERTY.

                  (a) TITLE. It is the intention of the parties hereto that the transfer and assignment herein contemplated constitute a sale of the Transition Property from the Seller to the Note Issuer and that no interest in, or title to, the Transition Property shall be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Transition Property has been sold, transferred, assigned or pledged by the Seller to any Person other than the Note Issuer. On the Closing Date, immediately upon the sale hereunder, the Seller has transferred, sold and conveyed the

Transition Property to the Note Issuer, free and clear of all Liens (except for any Liens created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Liens that may be granted under the Basic Documents), and pursuant to Section 1H(f)(1) of Chapter 164 of the Massachusetts General Laws such transfer shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing of, the Transition Property.

                  (b) TRANSFER FILINGS. On the Closing Date, immediately upon the sale hereunder, the Transition Property has been validly transferred and sold to the Note Issuer, the Note Issuer shall own all such Transition Property free and clear of all Liens (excluding any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Lien that may be Granted under the Basic Documents) and all filings to be made by the Seller (including filings with the DTE under the Statute) necessary in any jurisdiction to Grant the Note Issuer a valid first priority perfected ownership interest (subject to any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Lien that may be Granted under the Basic Documents) in, and to Grant the Note Trustee a valid first priority perfected security interest (subject to any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Lien that may be granted under the Basic Documents) in, the Transition Property have been made. No further action is required to maintain the Note Issuer's first priority perfected ownership interest or the Note Trustee's first priority perfected security interest (in each case, subject to any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Lien that may be Granted under the Basic Documents). Filings have also been made to the extent required in any jurisdiction to perfect the Back-Up Security Interest granted by the Seller to the Note Issuer (subject to any Lien created pursuant to Section 1H(e) of Chapter 164 of the Massachusetts General Laws and any Lien that may be Granted under the Basic Documents).

                  (c) FINANCING ORDER AND ISSUANCE ADVICE LETTER; OTHER APPROVALS. On the Closing Date, under the laws of The Commonwealth of Massachusetts and the United States in effect on the Closing Date, (i) the Financing Order pursuant to which the Transition Property has been created is in full force and effect; (ii) the Certificateholders are entitled to the protections of the Statute and, accordingly, the Financing Order is not revocable by the DTE; (iii) The Commonwealth of Massachusetts may not alter the provisions of the Statute that make the RTC Charge irrevocable and binding, limit or alter the Transition Charge, the Transition Property, or the Financing Order and all rights thereunder, in a manner that would substantially impair the rights of the Certificateholders, absent a demonstration by The Commonwealth of Massachusetts that an impairment is narrowly-tailored and is necessary to advance an important public interest, such as responding to a "great public calamity" until the Certificates, together with interest thereon, are fully met and discharged; (iv) except for periodic adjustments to the RTC Charge required under the Statute, the DTE does not have authority, either by rescinding, altering or amending the Financing Order or otherwise, to revalue or revised for ratemaking purposes the Transition Costs, determine that the reimbursable transition costs amounts or Transition Charges are unjust or unreasonable or in any way to reduce or impair the value of Transition Property either directly or indirectly by taking the reimbursable transition costs amounts into account when setting other rates for the Seller; nor are the amount of revenues arising with respect thereto subject to reduction, impairment, postponement or termination;
(v) the process by which the Financing Order was adopted and approved, and the Financing Order and Issuance Advice

Letter themselves, comply with all applicable laws, rules and regulations; (vi) the Issuance Advice Letter has been filed in accordance with the Financing Order; (vii) no other approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation or sale of the Transition Property, except those that have been obtained or made [and post closing filings required in connection therewith and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to the Servicing Agreement; and (viii) The Commonwealth of Massachusetts, in the exercise of its executive or legislative powers, may not repeal or amend the Statute or the Financing Order, or take any action in contravention of the pledge by The Commonwealth of Massachusetts in Section 1H(b)(3) of the Statute, without paying just compensation to the Certificateholders, as determined by a court of competent jurisdiction, if this action would constitute a permanent appropriation of a substantial property interest of Certificateholders in the Transition Property and deprive the Certifcateholders of their reasonable expectations arising from their investments in the Certificates.

                  (d) ASSUMPTIONS. On the Closing Date, based upon the information available to the Seller on the Closing Date, the assumptions used in calculating the initial RTC Charge are reasonable and are made in good faith. Notwithstanding the foregoing, the Seller makes no representation or warranty that the assumptions used in calculating such RTC Charge will in fact be realized.

                  (e) CREATION OF TRANSITION PROPERTY. Upon the effectiveness of the Financing Order and the Issuance Advice Letter: (i) all of the Transition Property constitutes an existing property right; (ii) the Transition Property includes the right, title and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the RTC Charge, as adjusted from time to time pursuant to the Financing Order, and all rights to obtain adjustments to the RTC Charge pursuant to the Financing Order; and (iii) subject to the cap on the Seller's Transition Charge set forth in the Financing Order, the owner of the Transition Property is legally entitled to collect payments in respect of the RTC Charge in the aggregate sufficient to pay the interest on and principal of the Notes, to pay the fees and expenses of servicing the Notes and the Certificates, to replenish the Capital Subaccount to the Required Capital Level and to fund the Overcollateralization Subaccount to the Required Overcollateralization Level and to enforce all other material rights conferred in the Financing Order and the Statute until the Notes and the Certificates are paid in full. Notwithstanding the foregoing, the Seller makes no representation or warranty that any amounts actually collected in respect of the RTC Charge will in fact be sufficient to meet payment obligations with respect to the Notes and the Certificates.

                  (f) PROSPECTUS. As of the date hereof, the information describing the Seller in "The Seller and Servicer" section of the prospectus dated May [__], 2001 offering the Notes and the Certificates is correct in all material respects.

         Section 3.09. LIMITATIONS ON REPRESENTATIONS AND WARRANTIES. Notwithstanding any other provisions of this Agreement, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of a legislative enactment, constitutional amendment or voter initiative. Notwithstanding anything to the contrary in this Agreement, the Seller makes no representation or warranty that any amounts actually collected in respect of the

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

RTC Charge will in fact be sufficient to meet payment obligations with respect to the Notes and the Certificates or that the assumptions used in calculating the RTC Charge will in fact be realized nor shall the Seller be obligated to reduce, or accept a reduction of, any rates or charges to which it would otherwise be entitled in respect of services rendered or to be rendered to Customers in order to permit the payment of the RTC Charge.


                                    ARTICLE 4

                             COVENANTS OF THE SELLER

         Section 4.01. CORPORATE EXISTENCE. So long as any of the Notes are outstanding, the Seller (a) will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its organization and (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

         Section 4.02. NO LIENS. Except for the conveyances hereunder, any Lien under Section 1H(e) of the Statute or the Back-Up Security Interest, the Seller will not sell, pledge, assign or transfer, or grant, create, or incur any Lien on, any of the Transition Property, or any interest therein, and the Seller shall defend the right, title and interest of the Note Issuer and the Note Trustee in, to and under the Transition Property against all claims of third parties claiming through or under the Seller. Western Massachusetts Electric Company, in its capacity as Seller, will not at any time assert any Lien against, or with respect to, any of the Transition Property.

         Section 4.03. DELIVERY OF COLLECTIONS. If the Seller receives any payments in respect of the RTC Charge or the proceeds thereof when it is not acting as the Servicer, the Seller agrees to pay to the Servicer all payments received by it in respect thereof as soon as practicable after receipt thereof by it.

         Section 4.04. NOTICE OF LIENS. The Seller shall notify the Note Issuer and the Note Trustee promptly after becoming aware of any Lien on any of the Transition Property, other than the conveyances hereunder, any Lien Granted by the Issuer under the Basic Documents or any Lien under Section 1H(e) of the Statute or the Back-Up Security Interest.

         Section 4.05. COMPLIANCE WITH LAW. The Seller hereby agrees to comply with its organizational and governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to it, except to the extent that failure to so comply would not adversely affect the Note Issuer's or the Note Trustee's interests in the Transition Property or under any of the other Basic Documents to which the Seller is party or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

         Section 4.06.   COVENANTS RELATED TO NOTES AND TRANSITION PROPERTY.

                  (a) So long as any of the Notes are outstanding, the Seller shall treat the Notes as debt of the Note Issuer and not of the Seller, except for financial accounting or tax reporting purposes.

                  (b) So long as any of the Notes are outstanding, the Seller shall indicate in its financial statements that it is not the owner of the Transition Property and that the assets of the Note Issuer are not available to pay creditors of the Seller or any of its Affiliates (other than the Note Issuer).

                  (c) So long as any of the Notes are outstanding, the Seller shall disclose the effects of all transactions between the Seller and the Note Issuer in accordance with generally accepted accounting principles.

                  (d) So long as any of the Notes or Certificates are outstanding, the Seller shall not own or purchase any Notes or Certificates.

                  (e) The Seller agrees that, upon the sale by the Seller of the Transition Property to the Note Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, including the Statute and applicable DTE Regulations, the Note Issuer shall have all of the rights originally held by the Seller with respect to the Transition Property, including the right (subject to the terms of the Servicing Agreement) to exercise any and all rights and remedies to collect any amounts payable by any Customer or third party supplier in respect of the Transition Property, notwithstanding any objection or direction to the contrary by the Seller and (ii) any payment by any Customer or third party supplier to the Note Issuer shall discharge such Customer's or third party supplier's obligations in respect of the Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

                  (f) So long as any of the Notes are outstanding, (i) (A) the Seller shall affirmatively certify and confirm that it has sold the Transition Property to the Note Issuer (other than for financial accounting or tax reporting purposes), and (B) the Seller shall not make any statement or reference in respect of the Transition Property that is inconsistent with the ownership thereof by the Note Issuer (other than for financial accounting or tax reporting purposes), and (ii) the Seller shall not take any action in respect of the Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents.

         Section 4.07. PROTECTION OF TITLE. The Seller shall execute and file such filings, including filings with the DTE pursuant to the Statute and UCC filings, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the ownership or security interest of the Note Issuer in and the Note Trustee in the Transition Property and the Back Up Security Interest, including all filings required under the Statute and the applicable UCC relating to the transfer of the ownership or security interest in the Transition Property by the Seller to the Note Issuer, the granting of a security interest in the Transition Property by the Note Issuer to the Note Trustee and the Back-Up Security Interest and the continued perfection of such ownership or security interest. The Seller shall deliver (or cause to be delivered) to the Note Trustee (with a copy of the Note Issuer) file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller shall institute any action or proceeding necessary to compel performance by the DTE or The Commonwealth of Massachusetts of any of their obligations or duties under the Statute or the Financing Order, and the Seller agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary (i) to protect the Note Issuer, the Noteholders, the Certificateholders, the Note Trustee, the Delaware Trustee, the Certificate Trustee, the Certificate Issuer, the Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts and the Agencies and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation set forth in Article III or (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Statute, the Financing Order, any Advice Letter (as defined in the Note Indenture), the Restructuring Order (as defined in the Financing Order) (to the extent it adversely affects the rights of Noteholders or the validity or value of the Transition Property) or the rights of Noteholders by executive action, legislative enactment or constitutional amendment that would be adverse to the Note Issuer, the Note Trustee or the Noteholders. If the Servicer performs its obligations under Section 5.02(d) of the Servicing Agreement in all respects, such performance shall be deemed to constitute performance of the Seller's obligations pursuant to clause (ii) of the immediately preceding sentence. In such event, the Seller agrees to assist the Servicer as reasonably necessary to perform its obligations under Section 5.02(d) of the Servicing Agreement in all respects. The costs of any such actions or proceedings shall be payable from RTC Charge Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Note Indenture. The Seller's obligations pursuant to this Section 4.07 shall survive and continue notwithstanding the fact that the payment of Operating Expenses pursuant to Section 8.02(d) of the Note Indenture may be delayed (it being understood that the Seller may be required to advance its own funds to satisfy its obligations hereunder).

         Section 4.08. NONPETITION COVENANTS. Notwithstanding any prior termination of this Agreement or the Note Indenture, but subject to the DTE's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the Seller pursuant to Section 1H(d)(5) of the Statute, the Seller shall not, prior to the date which is one year and one day after the termination of the Note Indenture, petition or otherwise invoke or cause the Note Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer under any Federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or any substantial part of the property of the Note Issuer, or ordering the winding up or liquidation of the affairs of the Note Issuer.

         Section 4.09. TAXES. So long as any of the Notes are outstanding, the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Transition Property; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

         Section 4.10. ADDITIONAL SALES OF TRANSITION PROPERTY. So long as any of the Notes are outstanding, the Seller shall not sell any transition property (as defined in the Statute) to secure another issuance of electric rate reduction bonds (as defined in the Statute) if it would cause the then existing ratings on any Class of Certificates from the Rating Agencies to be withdrawn or downgraded.

         Section 4.11. ISSUANCE ADVICE LETTER. The Seller hereby agrees not to withdraw the filing of the Issuance Advice Letter with the DTE.

         Section 4.12. MAINTENANCE OF WORKING PAPERS. So long as any of the Notes are outstanding, the Seller shall keep and maintain any and all working papers, reports and other documents used by the firm of Independent certified public accountants in the preparation of its letters delivered on the Issuance Date pursuant to Section 2.10(g) of the Note Indenture and [Section 6(k)] of the Underwriting Agreement.


                                   ARTICLE 5

                                   THE SELLER

         Section 5.01.   LIABILITY OF SELLER; INDEMNITIES.

                  (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (b)    (i)    In the event of a breach by the Seller of any
representation and warranty specified in Sections 3.08(c) or 3.08(e) that has a material adverse effect on the Certificateholders, the Seller shall repurchase the Transition Property from the Note Issuer at a purchase price equal to the then outstanding principal amount of the Notes and all accrued and unpaid interest thereon, excluding any premium or penalty of any kind (the "REPURCHASE PRICE"), as of the Repurchase Date; provided, however, that the Seller shall not be obligated to repurchase the Transition Property if (A) within 90 days after the Date of Breach such breach is cured or the Seller takes remedial action such that there is not and will not be a material adverse effect on the Certificateholders as a result of such breach and (B) either (1) if the Seller had, immediately prior to the Date of Breach, a long term debt rating of at least "A3" by Moody's and "BBB" or the equivalent by S&P or Fitch, and the Seller enters into a binding agreement with the Note Issuer to pay any amounts necessary so that all interest payments due on the Notes during such 90-day period will be paid in full, or (2) if the Seller does not have such long term debt ratings, the Seller deposits, within two Business Days after the Date of Breach, an amount in escrow with the Note Trustee sufficient, taking into account amounts on deposit in the Collection Account which will be available for such purpose, to pay all interest payments which will become due on the Notes during such 90-day period.

                         (ii)   In the event of a breach by the Seller of any
representation and warranty specified in Sections 3.01, 3.03, 3.04, 3.05, 3.06, 3.08(a) or 3.08(b) that has a material adverse effect on the Certificateholders, if within 90 days after the Date of Breach such breach has not been cured or the Seller has not taken remedial action such that there is not and will not be a material adverse effect on the Certificateholders as a result of such breach, then the Seller shall repurchase the Transition Property from the Note Issuer for the Repurchase Price on the Repurchase Date.

                         (iii)  Notwithstanding any other provision of this
Agreement, upon the payment by the Seller of the Repurchase Price pursuant to this Section 5.01(b), neither the Note Issuer nor any other Person shall have any other claims, rights or remedies against the Seller under, arising from or with respect to this Agreement, except as set forth in Section 5.01(b), 5.01(c), 5.01(d) and 5.01(h).

                  (c) Subject to Section 5.01(i), the Seller shall indemnify the Note Issuer, the Note Trustee, the Certificate Trustee, the Delaware Trustee, the Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts, the Agencies, the Certificate Issuer, the Noteholders and the Certificateholders (each an "INDEMNIFIED PERSON" for purposes of this Section 5.01(c) and Section 5.01(i)) for, and defend and hold harmless each such Indemnified Person from and against, any and all taxes (other than taxes imposed on Noteholders or Certificateholders solely as a result of their ownership of Notes or Certificates, respectively) that may at any time be imposed on or asserted against any such Person under existing law as of the Closing Date as a result of the sale of the Transition Property to the Note Issuer, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes; provided, however, that the Noteholders and the Certificateholders shall be entitled to enforce their rights against the Seller under this Section 5.01(c) solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be.

                  (d) Subject to Section 5.01(i), the Seller shall indemnify the Note Issuer, the Note Trustee, the Certificate Trustee, the Delaware Trustee, The Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts, the Agencies, the Certificate Issuer, the Noteholders and the Certificateholders (each an "INDEMNIFIED PERSON" for purposes of this Section 5.01(d) and Section 5.01(i)) for, and defend and hold harmless each such Indemnified Person from and against, any and all taxes that may be imposed on or asserted against any such Indemnified Person under existing law as of the Closing Date as a result of the issuance and sale by the Note Issuer of the Notes, the issuance and sale by the Trust of the Certificates or the other transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes; provided, however, that the Noteholders and the Certificateholders shall be entitled to enforce their rights against the Seller under this Section 5.01(d) solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be. The Seller shall be reimbursed for any payments under this Section 5.01(d) from RTC Charge Collections as an Operating Expense in accordance with the priorities set forth in Section 8.02(d) of the Note Indenture.

                  (e) Subject to Section 5.01(i), the Seller shall indemnify the Note Issuer, the Noteholders and the Certificateholders (each an "INDEMNIFIED PERSON" for purposes of this

Section 5.01(e) and Section 5.01(i)) for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, actions, suits, claims, damages, payments, costs or expenses of any kind whatsoever (collectively, "LOSSES") that may be imposed on, incurred by or asserted against each such Indemnified Person as a result of (i) the Seller's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement, or (ii) the Seller's breach in any material respect of any of its representations and warranties contained in this Agreement (other than the representations and warranties specified in Sections 3.01, 3.03, 3.04, 3.05, 3.06, 3.08(a), 3.08(b), 3.08(c) or 3.08(e), the breach of which are subject to the repurchase obligation set forth in Section 5.01(b)), except in the case of both clauses (i) and (ii) to the extent of Losses either resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation and warranty made by such Indemnified Person in any of the Basic Documents that gives rise to the Seller's breach; provided, however, that the Noteholders and the Certificateholders shall be entitled to enforce their rights against the Seller under this indemnification solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be; provided, further, that the Seller may, at its election and in full satisfaction of its obligations under this Section 5.01(e), repurchase the Transition Property at the Repurchase Price, in which case neither the Note Issuer nor any other Person shall have any other claims, rights or remedies against the Seller under, arising from or with respect to this Agreement, except as set forth in Sections 5.01(b), 5.01(c), 5.01(d) and 5.01(h).

                  (f) Indemnification under Sections 5.01(c), 5.01(d), 5.01(e) and 5.01(h) shall include reasonable fees and out-of-pocket expenses of investigation and litigation (including reasonable attorneys' fees and expenses), except as otherwise provided in this Agreement.

                  (g) Without prejudice to any of the other rights of the parties, the Seller will not be in breach of any representation or warranty as a result of a change in law by means of a legislative enactment, constitutional amendment or voter initiative. Notwithstanding anything to the contrary in this Agreement, the Seller makes no representation or warranty that any amounts actually collected in respect of the RTC Charge will in fact be sufficient to meet payment obligations with respect to the Notes and the Certificates or that the assumptions used in calculating the RTC Charge will in fact be realized nor shall the Seller be obligated to reduce, or accept a reduction of, any rates or charges to which it would otherwise be entitled in respect of services rendered or to be rendered to customers in order to permit the payment of the RTC Charge (other than deferrals for future recovery).

                  (h) Subject to Section 5.01(i), the Seller shall indemnify and hold harmless the Note Trustee, the Delaware Trustee, the Certificate Trustee, the Certificate Issuer, The Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts, the Agencies and any of their respective affiliates, officials, officers, directors, employees, consultants, counsel and agents (each an "INDEMNIFIED PERSON" for purposes of this Section 5.01(h) and Section 5.01(i)) against any and all Losses incurred by any of such Indemnified Persons as a result of (i) the Seller's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement or (ii) the Seller's breach in any material respect of any of its representations and warranties contained in this Agreement, except in the case of both clauses (i) and (ii) to the extent of Losses either resulting from the willful misconduct or gross negligence of such Indemnified Person or resulting from a breach of a representation or warranty made by such Indemnified Person in any of the Basic

Documents that gives rise to the Seller's breach. The indemnities contained in this Section 5.01(h) shall survive the resignation or termination of the Note Trustee, the Certificate Trustee or the Delaware Trustee or the termination of this Agreement.

                  (i) The Seller shall not be required to indemnify any Indemnified Person under Sections 5.01(c), 5.01(d), 5.01(e) or 5.01(h) for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the written consent of the Seller, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Seller under this Section 5.01, notify the Seller in writing of such involvement. Failure by an Indemnified Person to so notify the Seller shall relieve the Seller from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.01 only to the extent that the Seller suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.01, the Seller shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Seller of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Seller shall be entitled to appoint counsel of the Seller's choice at the Seller's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Seller under this Section 5.01 (in which case the Seller shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Seller's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Seller shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Seller to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Seller and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Seller, (iii) the Seller shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Seller shall authorize the Indemnified Person to employ separate counsel at the expense of the Seller. Notwithstanding the foregoing, the Seller shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Seller will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 5.01 (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding.

                  (j) The remedies of the Note Issuer, the Noteholders and the Certificateholders provided in this Agreement are each such Person's sole and exclusive remedies against the Seller for breach of its representations and warranties in this Agreement.

         Section 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER. Any Person (a) into which the Seller may be merged or consolidated, (b) that may result from any merger or consolidation to which the Seller shall be a party or (c) that may succeed to the properties and assets of the Seller substantially as a whole, which Person in any case described in the foregoing clause (c) executes an agreement of assumption to perform every obligation of the Seller hereunder, shall be the successor to the Seller under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) if the Seller is the Servicer, no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Note Issuer and the Note Trustee an Officer's Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Seller shall have delivered to the Note Issuer and the Note Trustee an Opinion of Counsel stating that, in the opinion of such counsel (A) such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (B) either (1) all filings to be made by the Seller, including filings with the DTE pursuant to the Statute and under the applicable UCC, have been executed and filed that are necessary to preserve and protect fully the interests of the Note Issuer and the Note Trustee in the Transition Property and reciting the details of such filings, or (2) no such action shall be necessary to preserve and protect such interests and (iv) the Rating Agencies shall have received prior written notice of such transaction. When any Person acquires the properties and assets of the Seller substantially as a whole and becomes the successor to the Seller in accordance with the terms of this Section 5.02 and execution by such successor of an agreement of assumption to perform every obligation of the Seller hereunder, then upon satisfaction of all of the other conditions of this Section 5.02, the Seller shall automatically and without further notice be released from all of its obligations hereunder, except with respect to any acts or omissions of the Seller that occurred prior to such assumption.

         Section 5.03. LIMITATION ON LIABILITY OF SELLER AND OTHERS. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder.


                                   ARTICLE 6

                            MISCELLANEOUS PROVISIONS

         Section 6.01. AMENDMENT. This Agreement may be amended by the Seller and the Note Issuer, with ten Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Note Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the
Note Issuer and the Note Trustee, adversely affect in any material respect the interests of any Noteholder.

         This Agreement may also be amended from time to time by the Seller and the Note Issuer, with ten Business Days' prior written notice given to the Rating Agencies and the prior written consent of the Note Trustee and the prior written consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Note Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Note Trustee may, but shall not be obligated to, enter into any such amendment which affects the Note Trustee's own rights, duties or immunities under this Agreement or otherwise.

         The Note Issuer shall provide a copy of any amendment to this Agreement to the Rating Agencies and the Note Trustee promptly after the execution thereof.

         Section 6.02. NOTICES. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid:

         Section 6.03.

                  (a)    if to the Seller, to

                         Western Massachusetts Electric Company
                                c/o Northeast Utilities Service Company
                         if by U.S. Mail:
                                P.O. Box 270
                                Hartford, CT 02141-0270
                         if by courier:
                                107 Selden Street
                                Berlin, CT 06037
                         Attention: Assistant Treasurer-Finance
                         Facsimile: (860) 665-5457
                         Telephone: (860) 665-3258
                         Email:     shoopra@nu.com

                  (b)    if to the Note Issuer, to

                         WMECO Funding LLC
                                c/o Western Massachusetts Electric Company
                                174 Brush Hill Avenue
                                West Springfield, MA 01089
                         Attention: Assistant Treasurer-Finance
                         Facsimile: (860) 665-5457
                         Telephone: (860) 665-3258
                         Email:     shoopra@nu.com

                         with a copy to:

                         Western Massachusetts Electric Company
                                c/o Northeast Utilities Service Company
                                107 Selden Street
                                Berlin, CT 06037
                         Attention: Assistant Treasurer-Finance
                         Facsimile: (860) 665-5457
                         Telephone: (860) 665-3258
                         Email:     shoopra@nu.com

                  (c)    if to the Note Trustee, to

                         The Bank of New York, as trustee
                                101 Barclay Street
                                Floor 12 East
                                New York, NY 10826
                         Attention: ABS Unit
                         Facsimile: (212) 815-5563
                         Telephone: (212) 815-5368

                  (d)    if to Moody's, to

                         Moody's Investors Service, Inc.
                                99 Church Street
                                New York, NY 10007
                         Attention: ABS Monitoring Department
                         Facsimile: (212) 553-0573
                         Telephone: (212) 553-3686

                  (e)    if to S&P, to

                         Standard & Poor's
                                55 Water Street, 40th Floor
                                New York, NY 10041
                         Attention: Asset Backed Surveillance Department
                         Facsimile: (212) 438-2664
                         Telephone: (212) 438-2000

                  (f)    if to Fitch, to

                         Fitch, Inc.
                                One State Street Plaza
                                New York, NY 10004
                                Attention: ABS Surveillance
                         Facsimile: (212) 514-9879
                         Telephone: (212) 908-0500
                         Email:     surv@fitchratings.com

                  (g)    if to the Agencies, to:

                         Massachusetts Development Finance Agency
                                75 Federal Street
                                Boston, MA 02110
                         Attention: General Counsel
                         Facsimile: (617) 727-8741
                         Telephone: (617) 451-2477

                         and

                         Massachusetts Health and Educational Facilities
                         Authority
                                99 Summer Street, 10th Floor
                                Boston, MA 02110
                         Attention: General Counsel
                         Facsimile: (617) 737-8366
                         Telephone: (617) 737-8377

                  (h)    if to the Certificate Issuer, to:

                         The Bank of New York (Delaware), as Delaware Trustee for Massachusetts RRB Special Purpose Trust WMECO-1
                                White Clay Center
                                Route 273
                                Newark, Delaware 19711
                         Attention:
                         Facsimile: (___) ____-____
                         Telephone: (___) ____-____

                         with a copy to:

                         The Bank of New York
                                101 Barclay Street
                                Floor 12 East
                                New York, NY 10826
                         Attention: ABS Unit
                         Facsimile: (212) 815-5563
                         Telephone: (212) 815-5368



                         (with copies to the Agencies at the addresses listed herein)

                  (i) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 6.04. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by the Seller.

         Section 6.05. LIMITATIONS ON RIGHTS OF THIRD PARTIES. The provisions of this Agreement are solely for the benefit of the Seller, the Note Issuer, the Noteholders, the Certificateholders, the Note Trustee, the Certificate Trustee, the Delaware Trustee, The Commonwealth of Massachusetts, the Executive Office for Administration and Finance of The Commonwealth of Massachusetts, the Agencies, the Certificate Issuer and the other Persons expressly referred to herein, and such Persons shall have the right to enforce the relevant provisions of this Agreement, except that the Noteholders and the Certificateholders shall be entitled to enforce their rights against the Seller under this Agreement solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         Section 6.06. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any

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such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.07. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 6.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 6.09. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 6.10. ASSIGNMENT TO NOTE TRUSTEE. The Seller hereby acknowledges and consents to any Grant of a Lien by the Note Issuer to the Note Trustee pursuant to the Note Indenture for the benefit of the Noteholders and the Note Trustee of all right, title and interest of the Note Issuer in, to and under the Transition Property and the proceeds thereof and the assignment of any or all of the Note Issuer's rights and obligations hereunder to the Note Trustee.


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         IN WITNESS WHEREOF, the parties hereto have caused this Transition
Property Purchase and Sale Agreement to be duly executed under seal by their respective officers as of the day and year first above written.

                                       WMECO FUNDING LLC,
                                       Note Issuer


                                       By:
                                          --------------------------------------
                                          Name: Randy A. Shoop
                                          Title: President


                                       WESTERN MASSACHUSETTS ELECTRIC
                                       COMPANY,
                                       Seller


                                       By:
                                          --------------------------------------
                                          Name: Randy A. Shoop
                                          Title: Assistant Treasurer - Finance


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